Exhibit 77Q1(a)(1) to ACSAA 05.31.2013 NSAR

Amended and Restated By-Laws, dated December 4, 2012 (filed electronically as Exhibit (b) to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on March 28, 2013, File No. 33-79482 and incorporated herein by reference).

J:\LG\ACSAA\NSAR\2013\77Q1(a) Bylaws 12-4-12 for 05.31.13 filing.docx